TRANSAMERICA ETF TRUST

Supplement to the Currently Effective Statement of Additional Information

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Effective October 16, 2020, the sixth paragraph of the “Procedures for Purchase of Creation Units” sub-section under “Purchase and Redemption of Creation Units” of the Statement of Additional Information is deleted in its entirety and replaced with the following:

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

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Effective October 16, 2020, the fourth paragraph of the “Procedures for Redemption of Creation Units” sub-section under “Purchase and Redemption of Creation Units” of the Statement of Additional Information is deleted in its entirety and replaced with the following:

After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Net Asset Value (“NAV”) Determination,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant by the specified order cut-off time on the Order Placement Date, and the requisite number of fund shares of the fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of fund shares of the fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing fund shares as set forth in the Participant Agreement (marked to market daily).

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Investors Should Retain this Supplement for Future Reference

October 14, 2020